EXHIBIT 23.1       Consent of Independent Public Accountants




                             Jay J. Shapiro, C.P.A.
                           A Professional Corporation
                             16501 Ventura Boulevard
                                    Suite 650
                            Encino, California 91436
                               Tel: (818) 990-4204
                               Fax: (818) 990-4944



October 17, 2001

We consent to the incorporation by reference in the Registration Statement on Form S-8, of our report dated April 4, 2001, appearing in the Annual Report on Form 10-KSB for the year ended December 31, 2000, on the consolidated financial statements of Valcom, Inc. and submitted in Form 10-QSB for the quarters ended March 31 and June 30, 2001.

                                    /s/ Jay J. Shapiro  CPA  P.C.
                                    -------------------------------
                                    JAY J. SHAPIRO, C.P.A.
                                    a professional corporation